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N-CSR EXHIBIT FOR ITEM 10(c): SECTION 906 CERTIFICATIONS     EXHIBIT 99.906 CERT

David R. Loevner, President, and Richard Reiter, Treasurer and Chief Financial Officer, of Harding, Loevner Funds, Inc. (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 19, 2003      /s/ David R. Loevner
       -------------------    ----------------------------------------
                              David R. Loevner   President
                              [Signature]


Date:  December 19, 2003      /s/ Richard Reiter
       -------------------    ------------------------------------------------
                              Richard Reiter     Treasurer and Chief Financial
                              [Signature]        Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

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